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                                                                   Exhibit 23.03


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated March 21, 2000 for Ajuba Solutions, Inc. (formerly known as Scriptics Corporation) included in Interwoven's Form 8-K/A filed with the Securities and Exchange Commission on January 16, 2001, in this registration statement on Form S-8.

                                                         /s/ Arthur Andersen LLP
                                                         -----------------------
                                                             ARTHUR ANDERSEN LLP

San Jose, California

January 23, 2001